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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): April 6, 1998




                             MEDICAL RESOURCES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                          1-12461              13-3584552
-----------------------------------     ----------------     -------------------
(State of other jurisdiction            (Commission File        (IRS Employer
     of incorporation)                      Number)          Identification No.)



    15 State Street, Hackensack, NJ                                       07601
    ----------------------------------------                           --------
    (Address of principal executive offices)                           Zip Code




    Registrant's telephone number, including area code: (201) 488-6230











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Item 5.

         On April 6, 1998, Medical Resources, Inc. (the "Company") announced that its board of directors (the "Board") voted to adopt the recommendations contained in the report of a Special Committee of two outside directors elected to the Board last December and appointed to investigate certain events and review the Company's policies regarding related party transactions. A copy of the Press Release issued by the Company is attached hereto as Exhibit 99.1 and incorporated herein by reference.



Item 7.  Financial Statements and Exhibits



99.1 Press Release, dated April 6, 1998, issued by Medical Resources, Inc.




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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MEDICAL RESOURCES, INC.




Dated:  April 6, 1998                   By: /s/ Geoffrey A. Whynot
                                           -----------------------
                                        Name:   Geoffrey A. Whynot
                                        Title:  Chief Financial Officer



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